UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2010

eLOYALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-27975	36-4304577
(Commission File Number)	(IRS Employer Identification No.)

150 Field Drive, Suite 250, Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 582-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

eLoyalty Corporation’s 2010 Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 13, 2010. There were two matters submitted to a vote at the Annual Meeting.

The first matter submitted to a vote was the election of the Board of Director Nominees. The following nominees were elected to the Board of Directors, for a three year term expiring in 2013, with the following vote.

Nominee	For	Withheld	Broker Non-Votes
Henry J. Feinberg	12,858,958	24,700	3,560,011
John C. Staley	12,872,849	10,809	3,560,011

The second matter submitted to a vote was the Board’s proposal to ratify the selection of Grant Thornton LLP as eLoyalty’s independent public accountants for the 2010 fiscal year. The votes for the ratification of Grant Thornton LLP were as follows:

	For	Against	Abstain
Ratification of Grant Thornton LLP for 2010	16,438,901	2,853	1,915

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eLOYALTY CORPORATION

Date: May 17, 2010	By:	/s/ WILLIAM B. NOON
William B. Noon
Vice President and Chief Financial Officer